IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT OBJECTIVE, INVESTMENT STRATEGY AND INVESTMENT POLICY

WISDOMTREE TRUST

(the “Trust”)

Supplement dated October 12, 2017

To the currently effective

Summary Prospectus, Statutory Prospectus (collectively the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree U.S. LargeCap Value Fund (EZY)

(the “Fund”)

At the recommendation of WisdomTree Asset Management, Inc. (“WisdomTree”), the Fund’s investment adviser, the Board of Trustees of the Trust, with respect to the Fund, has approved modifications to the Fund’s investment objective, strategies and Fund name, including related policies. The Fund will be renamed the WisdomTree U.S. Quality Shareholder Yield Fund and will pursue the investment objective and strategies outlined below. These changes are scheduled to go into effect on or about December 15, 2017.

	CURRENT	NEW
Fund Name (Ticker)	WisdomTree U.S. LargeCap Value Fund (EZY)	WisdomTree U.S. Quality Shareholder Yield Fund (QSY)
Objective	The WisdomTree U.S. LargeCap Value Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Value Index (the “Index”).	The WisdomTree U.S. Quality Shareholder Yield Fund (the “Fund”) seeks income and capital appreciation.
Investment Strategy	The Fund, an exchange traded fund, employs a “passive management” – or indexing – investment approach designed to track the performance of the Index.	The Fund, an exchange traded fund, will be actively managed using a model-based approach.
The Index is a fundamentally weighted index that is comprised of U.S. large-cap value companies that have positive earnings over the past four fiscal quarters. Additionally, companies must have positive earnings per share, positive book value per share, and positive sales per share statistics as of the Index screening date. WisdomTree Investments, Inc. (“WisdomTree Investments”), as Index provider, creates a “value” score for each company based on the company’s price to earnings ratio, price to sales ratio, and price to book value and 1-year change in stock price. The top 30% of companies with the highest value scores within the 1,000 largest companies by market capitalization are included in the Index.

The Fund will seek to achieve its investment objective by investing primarily in U.S. equity securities that provide a high “total shareholder yield” with favorable relative quality characteristics. WisdomTree, using a disciplined model-based process focused on a long-term approach to investing, seeks to identify approximately 200 companies with a high shareholder yield, comprising return of capital to shareholders through either dividend distributions or the repurchase of shares (“buybacks”), while also displaying attractive attributes for traditional quality measures. WisdomTree believes screening equity securities by quality measures such as return on equity (“ROE”) and return on assets (“ROA”) can improve the returns to traditional value oriented investment strategies that focus exclusively on total shareholder yield, while also continuing to provide a source for potential income. At a minimum, the Fund’s portfolio will be reconstituted and rebalanced annually, although a more active approach may be taken depending on such factors as market conditions and investment opportunities, and the number of holdings in the Fund may vary.

80% Investment Policy	The Fund currently has a policy to invest at least 80% of its net assets in large capitalization companies (“80% Policy”).	The Fund will no longer have the 80% Policy, but generally expects to invest in large and mid-capitalization companies.

Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new objective and strategies, except as an actively managed fund, the Fund will no longer be subject to “Index and Data Risk,” “Investment Style Risk,” and “Non-Correlation Risk.” The Fund is expected to be subject to the following additional principal risks:

Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company’s dividend payments may adversely affect the Fund.

Management Risk. The Fund will be actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Mid-Capitalization Investing Risk. The Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

Model and Data Risk. While the Fund will be actively managed, the Fund’s investment process is expected to be heavily dependent on quantitative models and the models may not perform as intended. Errors in data used in the models may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

Additional Sector Risks:

Consumer Discretionary Sector Risk. The Fund anticipates investing a significant portion of its assets in the consumer discretionary sector. This sector consists of, for example, automobile, retail and media companies. The consumer discretionary sector of the economy can be significantly affected by, among other things, economic growth, worldwide demand and consumers’ disposable income levels and propensity to spend.

Information Technology Sector Risk. The Fund anticipates investing a significant portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-009-1017